SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                          -------------


                            FORM 8 - A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                     DEL MONTE FOODS COMPANY
      (Exact name of registrant as specified in its charter)


         DELAWARE                             13-3542950
 ---------------------------            -----------------------
  (State of incorporation                  (I.R.S. Employer
     or organization)                     Identification No.)


  One Market
  San Francisco, California                      94105
 ---------------------------            -----------------------
  (Address of principal                        (Zip Code)
    executive offices)


If this form relates to the       If this form relates to the
registration of a class of        registration of a class of
securities pursuant to            securities pursuant to
Section 12(b) of the Exchange     Section 12(g) of the Exchange
Act and is effective pursuant     Act and is effective pursuant
to General Instruction A.(c),     to General Instruction A.(d),
please check the following        please check the following
box. [X]                          box. [ ]


Securities Act registration statement
file number to which this form relates:        333-48235
                                           -----------------
                                            (If applicable)

Securities to be registered pursuant of Section 12(b) of the Act:

Title of each class      Name of each exchange on which
to be so registered      each class is to be registered
-------------------      ------------------------------

Common Stock,            Pacific Exchange
$0.01 Par Value


Securities to be registered pursuant to Section 12(g) of the Act:

                              None
-----------------------------------------------------------------
                        (Title of Class)

 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.    Description of Registrant's Securities
           to be Registered

           The description of the securities to be registered hereunder presented under the caption "Description of Capital Stock" in the form of the prospectus (the "Final Prospectus") to be filed by the registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with the registrant's Registration Statement on Form S-1, as amended (Registration No. 333-48235) filed with the Securities and Exchange Commission (the "Commission") on March 19, 1998 is incorporated herein by reference.


Item 2.    Exhibits

           All necessary exhibits will be filed with the Pacific Exchange, Incorporated in connection with this registration statement, including any amendment to the Registration Statement on Form S-1 filed with the Commission subsequent to the date hereof.

                            SIGNATURE


           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  DEL MONTE FOODS COMPANY


                                  By: /s/ Thomas E. Gibbons
                                  ---------------------------
                                    Thomas E. Gibbons
                                    Senior Vice President
                                    and Treasurer


Date:  July 23, 1998



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